Matson Money U.S. Equity VI Portfolio
Schedule of Investments
November 30, 2025 (Unaudited)

OPEN-END FUNDS - 99.8%	Shares	Value
DFA Investment VA U.S. Large Value Portfolio	32,094	$1,187,151
DFA Investment VA U.S. Targeted Value Portfolio	181,124	4,395,872
DFA U.S. Large Company Portfolio - Class Institutional	87,638	3,988,409
DFA U.S. Micro Cap Portfolio - Class Institutional	139,872	4,390,589
DFA U.S. Small Cap Portfolio - Class Institutional	83,489	4,374,807
DFA U.S. Small Cap Value Portfolio - Class Institutional	57,310	2,939,430
Dimensional U.S. Large Cap Value Portfolio III - Class Institutional (a)	212,216	7,552,777
TOTAL OPEN-END FUNDS (Cost $21,471,082)		28,829,035

SHORT-TERM INVESTMENTS – 1.0%
MONEY MARKET FUNDS - 1.0%	Shares	Value
STIT-Government & Agency Portfolio - Institutional Class, 3.92% (b)	291,357	291,357
TOTAL MONEY MARKET FUNDS (Cost $291,357)		291,357

TOTAL INVESTMENTS - 100.8% (Cost $21,762,439)		29,120,392
Liabilities in Excess of Other Assets - (0.8)%		(237,569)
TOTAL NET ASSETS - 100.0%		$28,882,823

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Matson Money U.S. Equity VI Portfolio (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Open-End Funds	$23,246,012	$–	$–	$23,246,012
Investments Measured at Net Asset Value(a)	–	–	–	5,583,023
Money Market Funds	291,357	–	–	291,357
Total Investments	$23,537,369	$–	$–	$29,120,392

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.